UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2015

THE RADIANT CREATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-136663	45-2753483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harbour Financial Center 2401 PGA Boulevard, Suite 280-B Palm Beach Gardens, FL	33410
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 420-0380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Section 5 – Corporate Governance and Management

Items 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

On July 23, 2015, the Company accepted the resignations from Gary R. Smith as the Chief Executive Officer and President of the Company. Gary R. Smith will continue in the capacity of Chairman of the Board of Directors. Effective as of the same date, to fill the vacancies created by Gary R. Smith’s resignations, the Board of Directors appointed Michael Alexander as Chief Executive Officer, President and a member of the Board of Directors. In connection with Michael Alexander’s appointment as Chief Executive Officer and President he will not continue to serve Vice President of Corporate Finance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RADIANT CREATIONS GROUP, INC.
Date: July 23, 2015	By: /s/ Michael Alexander Michael Alexander, Chief Executive Officer

2